UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2008

Kirkland's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

431 Smith Lane, Jackson, Tennessee		38301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	731-988-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 16, 2008, Gabriel Gomez resigned from the Board of Directors (the "Board of Directors") of Kirkland’s, Inc. (the "Company").

(d) At a meeting of the Board of Directors held on December 16, 2008, Miles Kirkland was elected to the Board of Directors. Miles Kirkland is the son of Carl Kirkland, who is also a member of the Board of Directors.

(e) At its meeting on December 16, 2008, the Compensation Committee (the "Compensation Committee") of the Board of Directors formally approved the Company’s fiscal year 2008 Bonus and Non-Equity Incentive Plan (the "2008 Incentive Plan"). The 2008 Incentive Plan sets forth the methodology by which the Company will calculate annual bonuses for fiscal year 2008 for specified employees of the Company, including executive officers, based upon the achievement of specified corporate and individual performance objectives.

The Corporate performance objective under the 2008 Incentive Plan has been established by the Compensation Committee and relates to the achievement of a specified level of earnings before adjustments for interest, taxes, depreciation, and amortization (determined without regard to the expenses associated with the payment of bonuses under the 2008 Incentive Plan). Individual performance objectives under the 2008 Incentive Plan vary by employee and have been established by the Compensation Committee (for the Company’s executive officers) or by the Company’s management (for all other participating employees). The Compensation Committee has reserved the right to adjust these corporate and individual performance targets to prevent unforeseen or extraordinary events from unduly influencing the operation of the plan.

The 2008 Incentive Plan also sets forth the fiscal year 2008 target bonus amounts, expressed as a percentage of base salary, for the following executive officers of the Company, each of whom is considered a "named executive officer" for fiscal year 2008 under U.S. Securities and Exchange Commission rules:

Name

Robert E. Alderson (President and Chief Executive Officer):
Target Bonus of $363,825.00 (which is 100% of base salary)

W. Michael Madden (Senior Vice President and Chief Financial Officer):
Target Bonus of $173,812.50 (which is 75% of $231,750.00 base salary)

The actual bonus payable to a participating employee under the 2008 Incentive Plan may be more or less than his or her target bonus amount, depending on whether actual performance meets or exceeds the stated objectives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

December 22, 2008	By:	/s/ W. Michael Madden

Name: W. Michael Madden
Title: Senior Vice President and Chief Financial Officer